UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Soliciting Material Pursuant to §240.14a-12

Cytyc Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following presentation will be delivered by management of Cytyc and Hologic at the Goldman Sachs Global Healthcare Conference on June 12, 2007 at 4:00 p.m., Pacific (7:00 p.m., Eastern).

HOLOGIC CLARITY OF VISION

CYTYC®

HOLOGIC®

HOLOGIC®

Creating a Global Leader in Women’s Healthcare Continuing a legacy of leading technology, innovation and rapid growth

Disclaimer Regarding Forward-Looking
Statements
Forward-Looking Statements Regarding Cytyc
Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, Cytyc's future financial condition, operating results and economic performance, and management's expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions of Cytyc that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements.  Risks and uncertainties include, among others, the successful integration of acquired businesses into
Cytyc's business, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and timelines, management of growth, product diversification, and organizational change, entry into new market segments domestically, such as pharmaceuticals, and new markets internationally, risks associated with litigation, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to
Cytyc's business and operations, the potential consequences of the restatement of Cytyc's

Disclaimer Regarding Forward-Looking
Statements (continued)
financial statements for the period 1996 through 2002, relating to certain employee stock option exercises, including the impact of the expected any regulatory review or litigation relating to such matters, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc's filings with the SEC, including those under the heading "Risk Factors" in Cytyc's 2006 Annual Report on Form 10-K/A and
Adeza's 2006 Annual Report on Form 10-K, all as filed with the SEC.
Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Disclaimer Regarding Forward-Looking
Statements (continued)
Forward-Looking Statements Regarding the Proposed Hologic-Cytyc Transaction
This presentation also includes forward-looking statements about the timing of the completion of the transaction, the anticipated benefits of the business combination transaction involving Hologic and Cytyc, including future financial and operating results, the expected permanent financing for the transaction, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts.  Hologic and
Cytyc caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.
These include risks and uncertainties relating to: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the parties may be unable to complete the transaction because conditions to the closing of the transaction may not be satisfied; the risk that the businesses will not be integrated successfully; the transaction may involve unexpected costs or unexpected liabilities; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to

Disclaimer Regarding Forward-Looking
Statements (continued)
significant technological change; implementation of strategies for improving internal growth; use and protection of intellectual property; dependence on customers' capital spending policies and government funding policies, including third-party reimbursement;
realization of potential future savings from new productivity initiatives; general worldwide economic conditions and related uncertainties; future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors; and the effect of exchange rate fluctuations on international operations. In addition, the transaction will require the combined company to obtain significant financing. While Hologic has obtained a commitment to obtain such financing, including a bridge to the permanent financing contemplated in the presentation, the combined company’s liquidity and results of operations could be materially adversely affected if such financing is not available on favorable terms.
Moreover, the substantial leverage resulting from such financing will subject the combined company’s business to additional risks and uncertainties.  The risks included above are not exhaustive.  The annual reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents Hologic and Cytyc have filed with the SEC contain additional factors that could impact the combined company’s businesses and financial performance.  The parties expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the parties’ expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information for Investors and
Stockholders
Hologic and Cytyc will file a joint proxy statement/prospectus with the SEC in connection with the proposed merger. HOLOGIC AND CYTYC URGE INVESTORS AND
STOCKHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN
IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY
EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.
Investors and stockholders will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at
www.sec.gov.  In addition, documents filed with the SEC by Hologic will be available free of charge on the investor relations portion of the Hologic website at www.hologic.com.
Documents filed with the SEC by Cytyc will be available free of charge on the investor relations portion of the Cytyc website at www.cytyc.com.

Participants in the Solicitation
Hologic, and certain of its directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of Hologic in connection with the merger.
The names of Hologic’s directors and executive officers and a description of their interests in
Hologic are set forth in the proxy statement for Hologic’s 2006 annual meeting of stockholders, which was filed with the SEC on January 25, 2007. Cytyc, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger. The names of Cytyc’s directors and executive officers and a description of their interests in Cytyc is set forth in Cytyc’s
Annual Report on Form 10-K/A for the fiscal year ended December 31, 2006, which was filed with the SEC on April 30, 2007.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Hologic’s and Cytyc’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus when it becomes available.

Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use the non-GAAP financial measures "adjusted EPS"
and “EBITDA”. Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and tax provisions/benefits related thereto. EBITDA is defined as net earnings (loss) before interest, taxes, depreciation and amortization expense. Neither adjusted EPS nor EBITDA is a measure of operating performance under GAAP.  We believe that the use of these non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts.  When analyzing our operating performance, investors should not consider these non-GAAP measures as a substitute for net income prepared in accordance with GAAP.

A History of Innovation
Delphi
HOLOGIC
Goes Public
Acquisition of
Trex Medical
Including LORAD
Selenia
Launched
in U.S.
Introduced
3D  DEXA
Acquisition
of R2, Suros
and AEG
Fan-Beam
Technology
Founding of
HOLOGIC
Announced
Agreement
with
Cytyc
Introduced
Tomosynthesis at
RSNA
Launched
Discovery
Acquisition
of Direct
Radiography
1986
1990
1995
1998
1999
2000
2002
2003
2005
2007
$463M
$288M
$720E
2004
2006

Expanded Product Portfolio
Ability to Leverage OB/GYN Channel
Ability to leverage Surgical and Radiation
Oncology channel for Hologic’s new
products pipeline
Significant Cross-Selling Synergies
Enhanced International Presence
Creating a Global Leader in Women’s Healthcare
Market Share Leader in Major Product
Lines
Comprehensive Sales Coverage
Proven Management Team
Significant Cash Flow Generation
Accretive to Adjusted EPS
1
Within the
First Full Year After Close
Strategic Advantages
Combined Strengths
1
Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and related tax effect.

Selenia
Breast Cancer
Screening
MammoSite
Radiation
Therapy
ThinPrep Pap Test & Imaging System
Cervical Cancer Screening
NovaSure
Endometrial
Ablation
Adiana
Contraception
FullTerm - Adeza
Preterm Labor
Best-in-Class Solutions
for
Women’s Healthcare
Comprehensive Women’s Healthcare Platform
Discovery
Osteoporosis
Screening
MultiCare
Stereotactic
Biopsy
Suros
Biopsy Systems

Diversified and Balanced Revenue Mix
Gynecology
Interventional
16%
Gynecology
Diagnostics
33%
Breast Health
40%
Osteoporosis
& Other
11%
Combined Company
LQA Revenue = $1.44B
~ 40% Capital Equipment
~ 60% Consumables
Other
1%
MammoSite
5%
Adeza
8%
NovaSure
30%
Pap
56%
Other
12%
Breast Biopsy
9%
Osteoporosis
11%
Digital
Mammography
68%
Hologic
LQA Revenue = $724M
Cytyc
LQA Revenue = $720M

Drive market growth through a combination of advanced
technology and comprehensive sales channel coverage
#1 market position in major areas of women’s healthcare
Continue 20%+ revenue and earnings growth
Develop additional best-in-class products that provide
earlier and better detection, improved diagnosis and less
invasive treatment
Long-Term Strategic Goals
12